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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 14, 2000, with respect to the consolidated financial statements of Schuler Homes, Inc. included in the Registration Statement (Form S-4 No. 333-48872) and proxy statement/prospectus of Schuler Holdings, Inc. for the registration of 20,925,637 shares of its Class A common stock.

                                          /s/ Ernst & Young LLP


Honolulu, Hawaii
January 31, 2001